                                                                    Exhibit 99.1

                                     Signatures for Form 3

                                     Pfizer Inc.

                                     By /s/ David Reid
                                        ---------------------------------------
                                        Name:David Reid
                                        Title:Assistant Secretary
                                        Date: February 9, 2011

                                     Parker Tennessee CORP.

                                     By /s/ Bryan Supran
                                        ----------------------------------------
                                        Name:Bryan Supran
                                        Title:Vice President
                                        Date: February 9, 2011